UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01525

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

(Exact name of Registrant as specified in charter)

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

(Address of principal executive offices)

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, IL 62767

(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 402-5000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – December 31, 2011

Item 1. Reports to Stockholders.

Annual Report

December 31, 2011

Board of Managers

Separate Account B:

David G. Fussell, Chairman

H. Grant Law, Jr.

Henry E. Blaine

PRINCIPAL OFFICERS OF ALLSTATE ASSURANCE COMPANY

Anurag Chandra, Chairman of the Board, President and Chief Executive Officer

Judith P. Greffin, Executive Vice President and Chief Investment Officer

Samuel H. Pilch, Senior Group Vice President and Controller

Richard C. Crist, Jr., Senior Vice President and Chief Privacy Officer

Scott D. Harper, Senior Vice President

Susan L. Lees, Senior Vice President, General Counsel and Secretary

Jeffrey J. McRae, Senior Vice President and Assistant Treasurer

Harry R. Miller, Senior Vice President and Chief Risk Officer

John C. Pintozzi, Senior Vice President and Chief Financial Officer

Mario Rizzo, Senior Vice President and Treasurer

Steven C. Verney, Senior Vice President and Assistant Treasurer

Errol Cramer, Vice President and Appointed Actuary

Angela K. Fontana, Vice President and Chief Compliance Officer

Jennifer M. Hager, Assistant Secretary

Mary J. McGinn, Assistant Secretary

Lynn M. Cirrincione, Authorized Representative

Raymond P. Thomas, Authorized Representative

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

A separate account of Allstate Assurance Company (“Company”)

This report and the financial statements attached are submitted solely for the general information of contract owners of Allstate Assurance Company Separate Account B (“Separate Account B” or “Registrant”) and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN

ALLSTATE ASSURANCE COMPANY

VARIABLE ANNUITY CONRACTS

This annual report of Separate Account B contains the financial statements and portfolio information of Separate Account B for the year ended December 31, 2011. Comparative figures that relate to Separate Account B’s activities during the year of 2011 are provided below.

The accumulation value for Separate Account B increased 2.86% for the year 2011 from $14.33 at year-end 2010 to $14.74 on December 31, 2011. During this same period the S&P 500 index increased by a total return of 2.11%. Reflecting transfers to the fixed-dollar account, as well as withdrawals and retirements, the number of accumulation units outstanding on December 31, 2011 was 43,271, down from 46,859 at year-end 2010. As a result of withdrawals and changes in the accumulation unit value, total contract owners’ equity on December 31, 2011 was $855,834 compared to $918,956 on December 31, 2010.

If there was any theme that characterized 2011 equity markets, it would be volatility. The year began with continued economic growth (U.S. stocks were up approximately 10% in April), but significant headwinds had reversed this trend by mid-year as the world faced renewed recession concerns primarily sparked by deteriorating debt conditions in Europe and weaker-than-anticipated U.S. economic data. By early October, the market, as measured by the S&P 500 index, had declined nearly 16% from its April peak amidst protracted debt/credit issues in Europe that led to the near collapse of the European Monetary Union. Nevertheless, positive forces prevailed as we moved through Q4 as signs of progress in Europe coupled with improved economic trends in the U.S. provided some much needed relief to equity investors. In fact, these Q4 tailwinds were enough to push the market into positive territory, albeit modest, for the calendar year. Looking ahead to 2012, we expect many of last year’s themes will linger, i.e., European economic struggles, and weigh on global economic growth; however, these conditions appear manageable. We expect favorable equity returns, especially when compared to bonds or cash, due to historically low interest rates in conjunction with extremely attractive valuations for most large-cap growth stocks. We continue to believe your portfolio is positioned properly with leading companies in their respective sectors.

Thank you for your continued support.

/s/ David G. Fussell
David G. Fussell
Chairman, Board of Managers
Allstate Assurance Company
Separate Account B

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of Separate Account B including Board of Managers’ fees. Accordingly, no member of the Board of Managers (“Board”) receives any remuneration from Separate Account B. Each Board member, other than David G. Fussell, receives an annual retainer of $4,500.00 for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

PROXY VOTING POLICIES

A description of Separate Account B’s proxy voting policy and procedures is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view a description of Separate Account B’s proxy voting policy and procedures on the SEC’s website, www.sec.gov.

Information regarding how Separate Account B voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

On June 27, 2011, Separate Account B held its Annual Meeting of Contract owners to vote on (i) the election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B, (ii) the ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for Separate Account B in accordance with the Rules and Regulations and (iii) the transaction of such other business as may properly come before the meeting. At the meeting, a majority of Contract owners holding outstanding interests in Separate Account B voted (i) to elect David G. Fussell, Henry E. Blaine and H. Grant Law, Jr. to the Board, and (ii) to ratify the selection and appointment of Deloitte & Touche LLP as the Independent Auditor for Separate Account B.

The final vote tallies for each item are as follows:

1. The election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
David G. Fussell

Affirmative	352,508.66	51.444%	100.000%
Withhold	.00	.000%	.000%

TOTAL	352,508.66	51.444%	100.000%
Henry E. Blaine
Affirmative	352,508.66	51.444%	100.000%
Withhold	.00	.000%	.000%

TOTAL	352,508.66	51.444%	100.000%
H. Grant Law, Jr.
Affirmative	352,508.66	51.444%	100.000%
Withhold	.00	.000%	.000%

TOTAL	352,508.66	51.444%	100.000%

2. Ratification of the selection and appointment of Deloitte & Touche LLP as the independent auditors for Separate Account B in accordance with the Rules and Regulations.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Affirmative	352,508.66	51.444%	100.000%
Withhold	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	352,508.66	51.444%	100.000%

QUARTERLY FILING REQUIREMENTS

In November 2004, Separate Account B began filing its complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view its complete schedule of investments on Form N-Q on the SEC’s website, www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) includes additional information about members of the Board of Separate Account B, and is available, without charge, upon request, toll-free at (800) 718-8824 for contract owners who call to request the SAI.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director

Henry E. Blaine (82) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2010-2011 33 years of service	Retired - Partner, B&B Enterprises (land development)	1	None

H. Grant Law, Jr. (65) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2010-2011 19 years of service	Retired - President, Newton Chevrolet, Inc. & Newton Oldsmobile - GMC Trucks Mitsubishi, Inc. (car dealership); Community Volunteer	1	None

The member of the Board listed below is an “interested person” of Separate Account B within the meaning of section 2(a)(19) of the 1940 Act.

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director

David G. Fussell (64) 259 Gnome Trail Lookout Mtn., GA 30750	Chairman, Board of Managers	2010-2011 16 years of service	Retired - Chief Investment Officer and Senior Vice President of Unum Group, Chattanooga, Tennessee	1	None

None of the members of the Board who are not “interested persons” of Separate Account B within the meaning of section 2(a)(19) of the 1940 Act owns beneficially or of record securities of the Company or any of its affiliates.

FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

As of December 31, 2011 and

For the Years Ended December 31, 2011 and 2010,

and Report of Independent Registered Public Accounting Firm

Allstate Assurance Company Separate Account B

Audited Financial Statements

December 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Contract Owners

Allstate Assurance Company Separate Account B,

And Board of Directors of Allstate Assurance Company

We have audited the accompanying statement of assets and liabilities of Allstate Assurance Company Separate Account B (the “Separate Account”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in variable annuity contract owners’ equity for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allstate Assurance Company Separate Account B as of December 31, 2011, the results of its operations for the year then ended, the changes in its variable annuity contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, IL
February 28, 2012

STATEMENT OF ASSETS AND LIABILITIES

Allstate Assurance Company Separate Account B

December 31, 2011
ASSETS
Common stocks - at fair value (Cost: $597,551)	$847,242
Cash	11,304
Accrued dividends	1,858

TOTAL ASSETS	$860,404

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Amounts payable for terminations and variable annuity benefits	$3,733
Management fee and other amounts due Allstate Assurance Company	837

TOTAL LIABILITIES	4,570

Contract owners’ equity:

Deferred annuity contracts terminable by owners - (accumulation units outstanding: 43,271.081 at $14.74147 per unit)	637,879
Annuity contracts in pay-out period - (annuitization units outstanding: 14,785.169 at $14.74147 per unit)	217,955

TOTAL CONTRACT OWNERS’ EQUITY	855,834

TOTAL LIABILITIES AND CONTRACT OWNERS’ EQUITY	$860,404

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

Allstate Assurance Company Separate Account B

Year Ended December 31, 2011
INVESTMENT INCOME

Income:

Dividends	$21,998

Expenses - Note D:
Investment advisory services	4,390
Mortality and expense assurances	6,146

Total Expenses	10,536

NET INVESTMENT INCOME	11,462

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NOTE A

Net realized gain from investment transactions
Proceeds from sales	239,948
Cost of investments sold	135,317

Net realized gain	104,631

Net unrealized appreciation of investments:
At end of year	249,691
At beginning of year	341,182

Decrease in net unrealized appreciation of investments	(91,491)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	13,140

NET INCREASE IN CONTRACT OWNERS’ EQUITY FROM OPERATIONS	$24,602

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

Allstate Assurance Company Separate Account B

	Year Ended December 31
	2011	2010
BALANCE AT BEGINNING OF YEAR	$918,956	$918,897

FROM OPERATIONS:

Net investment income	11,462	9,603
Net realized gain on investments	104,631	2,978
Increase (decrease) in net unrealized appreciation of investments	(91,491)	32,150

Increase in contract owners’ equity from operations	24,602	44,731

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:

Terminations and death benefits (Units terminated):	(52,054)	(8,412)
2011 - 3,619.334;
2010 - 602.110
Variable annuity benefits paid (Number of units):	(35,670)	(36,260)

2011 - 2,463.201;
2010 - 2,627.025
Decrease in contract owners’ equity from variable annuity contract transactions	(87,724)	(44,672)

NET INCREASE (DECREASE) IN CONTRACT OWNERS’ EQUITY	(63,122)	59

BALANCE AT END OF YEAR	$855,834	$918,956

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

Allstate Assurance Company Separate Account B

December 31, 2011

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS

CAPITAL GOODS

Caterpillar, Inc.	200	$18,120
Emerson Electric Company	1,000	46,590
General Electric Company	3,900	69,849
Ingersoll-Rand PLC	650	19,806

		154,365	18.0%

CONSUMER GOODS

PepsiCo, Inc.	1,200	79,620
Procter & Gamble Company	800	53,368

		132,988	15.5%

CONSUMER SERVICES

Wal-Mart Stores, Inc.	1,000	59,760	7.0%

ENERGY

Chevron Corporation	545	57,988
Dominion Resources, Inc.	1,000	53,080
Exxon Mobil Corporation	665	56,365

		167,433	19.6%

FINANCIAL

American Express Company	1,900	89,623	10.5%

HEALTH CARE

Becton Dickinson & Company	150	11,208
Johnson & Johnson	1,000	65,580
Stryker Corporation	1,000	49,710

		126,498	14.8%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2011

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS - Continued

TECHNOLOGY
Cisco Systems, Inc.	3,000	$54,240
Intel Corporation	1,500	36,375
Microsoft Corporation	1,000	25,960

		116,575	13.6%

TOTAL COMMON STOCK		847,242	99.0%

TOTAL INVESTMENTS		847,242	99.0%

CASH AND ACCRUED DIVIDENDS LESS LIABILITIES		8,592	1.0%

TOTAL CONTRACT OWNERS’ EQUITY		$855,834	100.0%

All investments held as of December 31, 2011, were in domestic companies based in the United States, except for, Ingersoll-Rand PLC, which is based in Ireland.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Allstate Assurance Company Separate Account B

December 31, 2011

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each year excluding sales loads:

	Year Ended December 31
	2011	2010	2009	2008	2007
Investment income	$0.36	$0.31	$0.26	$0.30	$0.29
Expenses	0.17	0.16	0.13	0.18	0.21

Net investment income	0.19	0.15	0.13	0.12	0.08
Net realized and unrealized gain (loss) on investments	0.22	0.54	3.00	(7.38)	0.93

Net increase (decrease) in contract owners’ equity	0.41	0.69	3.13	(7.26)	1.01
Net contract owners’ equity:
Beginning of year	14.33	13.64	10.51	17.77	16.76

End of year	$14.74	$14.33	$13.64	$10.51	$17.77

Total Return	2.86%	5.06%	29.78%	(40.86%)	6.03%

Ratio of expenses to average contract owners’ equity	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average contract owners’ equity	1.29%	1.06%	1.18%	0.77%	0.46%
Portfolio turnover	19%	0%	2%	17%	8%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of period	43,271	46,859	47,493	102,476	109,517

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

December 31, 2011

NOTE A—INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Allstate Assurance Company has taken steps to deregister Separate Account B as an investment company under the Investment Company Act of 1940. The separate account is required to have less than 100 contract owners in order to qualify for deregistration. This requirement had been met as of December 31, 2009. As of December 31, 2011, the deregistration process had not been finalized with the Securities and Exchange Commission.

Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998, as well as accounting and other services. On February 1, 2001, Unum Group (formerly UnumProvident Corporation) sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company (“Allstate Life”), a wholly-owned subsidiary of Allstate Insurance Company (“Allstate”), a wholly-owned subsidiary of Allstate Insurance Holdings (“Allstate Holdings”), a wholly-owned subsidiary of The Allstate Corporation (the “Corporation”). This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at fair value using published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuitant Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Unum Group and may result in additional amounts being transferred into Separate Account B by Unum Group to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Unum Group.

Realized and unrealized gains and losses are credited to, or charged to, contract owners’ equity. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $270,398 and gross unrealized losses of $20,707 at December 31, 2011. Security transactions are recorded on a trade date basis. Dividend income is recorded on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the year ended December 31, 2011, is shown below.

Year Ended December 31, 2011
Cost of investments purchased	$166,438

Proceeds from investments sold	$239,948

NOTES TO FINANCIAL STATEMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2011

NOTE B—FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 (“ASC 820”), Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 is intended to increase consistency and comparability among fair value estimates used in financial reporting. It does not require any new fair value measurements. ASC 820 clarifies a number of considerations with respect to fair value measurement objectives for financial reporting and expands disclosure about the use of fair value measurements, with particular emphasis on the inputs used to measure fair value. This disclosure is intended to provide users of the financial statements the ability to assess the reliability of an entity’s fair value measurements.

ASC 820 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria for each level is summarized as follows:

•	Level 1 – Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that Separate Account B can access.
•	Level 2 – Assets and liabilities whose values are based on the following:
a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or
c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.
•

Level 3 – Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect Separate Account B’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

As of December 31, 2011, all investments held by Separate Account B were valued using Level 1 inputs as defined by ASC 820. See the Schedule of Investments for the listing of investments segregated by industry composition.

NOTES TO FINANCIAL STATEMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2011

NOTE C—FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with the Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No state or federal income taxes are allocable to Separate Account B, as it did not generate taxable income.

Separate Account B had no liability for unrecognized tax benefits at December 31, 2011, and there was no activity related to unrecognized tax benefits during the year. Separate Account B believes that it is reasonably possible that the liability balance will not significantly change within the next six months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTE D—EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for investment advisory services and for mortality and expense assurances, which on an annual basis are .50% and .70%, respectively, of the average daily net assets of Separate Account B.

ACCUMULATION UNIT VALUE TABLE

(Unaudited)

Allstate Assurance Company Separate Account B

End of Month	Accumulation Unit Value	End of Month	Accumulation Unit Value
1968	1.036279	March 2004	14.120048
1969	1.080379	June	14.422906
1970	1.030039	September	13.795096
1971	1.178612	December	15.094382
1972	1.403795	March 2005	14.304578
1973	1.126624	June	14.363421
1974	0.863269	September	14.795618
1975	1.022844	December	15.370699
1976	1.156853	March 2006	15.914824
1977	1.064425	June	15.781618
1978	1.094150	September	15.949882
1979	1.219189	December	16.756791
1980	1.555258	March 2007	16.780022
1981	1.473246	June	17.955239
1982	1.812441	September	18.522881
1983	2.132092	December	17.766886
1984	2.029912	March 2008	16.403785
1985	2.480050	June	16.270263
1986	2.743444	September	14.738496
1987	2.734169	December	10.513382
1988	3.087892	March 2009	9.447797
1989	3.812606	June	11.125835
1990	3.736441	September	12.753690
1991	5.036212	December	13.639973
1992	5.028547	March 2010	14.463281
1993	5.646864	June	12.776415
1994	5.410722	September	13.705927
1995	6.908158	December	14.327625
1996	8.435567	January 2011	14.619027
1997	11.384926	February	14.637648
1998	15.192155	March	14.541089
1999	19.180992	April	15.270256
2000	16.659801	May	15.209587
2001	15.297123	June	14.964522
March 2002	14.625826	July	14.468398
June	12.053638	August	14.038192
September	9.364676	September	13.372847
December	10.188983	October	14.503050
March 2003	9.728625	November	14.584219
June	11.721042	December	14.741467
September	12.329500
December	13.879698

Initial contributions to Separate Account B were received on February 1, 1968, prior to which time the unit value was set at 1.000000.

The above indicates the accumulation unit value on the last valuation day of each year from December 1968 through December 2001, on the last valuation day of each quarter from March 2002 through December 2010, and on the last valuation day of each month beginning January 2011. The results shown should not be considered as a representation of the results which may be realized in the future.

Item 2. Code of Ethics.

(a) Separate Account B has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of Separate Account B’s Code of Ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics described in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers of the provisions of the Code of Ethics described in 2(a) above were granted.

Item 3. Audit Committee Financial Expert.

Separate Account B has assets under $1 million as of December 31, 2011. It has an audit committee, but does not have an audit committee financial expert. The Audit Committee of Separate Account B consists of independent directors that control 2/3 of the Board. The Committee receives quarterly reports on the transactions in Separate Account B.

Item 4. Principal Accountant Fees and Services.

All fees relating to audit services performed for Separate Account B are paid by Unum Group.

Audit Fees – The aggregate fees paid to Deloitte & Touche LLP for the audit of the financial statements of Separate Account B for 2011 and 2010 were $30,000.00 and $30,000.00, respectively.

Audit-Related Fees –The aggregate fees for audit-related services rendered by Deloitte & Touche LLP to Separate Account B in 2011 and 2010 were $0.00 and $0.00, respectively.

Tax Fees – The aggregate fees related to tax compliance, tax advice and tax planning services to Separate Account B for fiscal years ended December 31, 2011 and December 31, 2010, were $0.00 and $0.00, respectively.

All Other Fees – The aggregate fees rendered by Deloitte & Touche LLP to Separate Account B for such services to Separate Account B in 2011 and 2010 were $0.00 and $0.00, respectively.

Item 5. Audit Committee of Listed Registrants.

The members of the Audit Committee are Henry E. Blaine and H. Grant Law, Jr. Each member of the Audit Committee is “independent” as determined under Rule 10A-3 of the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

Separate Account B’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Separate Account B’s Board.

Item 11. Controls and Procedures.

(a) Within the 90-day period prior to the filing of this report, the Registrant’s management, including the person serving as both the Registrant’s Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as defined in Investment Company Act Rule 30a-3(c). Based on that evaluation, the Chief Executive Officer/Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures were effective as of the date of this evaluation.

(b) No change in the Registrant’s internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting, occurred during the Registrant’s most recent fiscal year.

Item 12. Exhibits.

The following exhibits are attached to this Form N-CSR:

(1) Code of Ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, attached hereto as Exhibit 12(a)(1).

(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. 270.30a-2(a)), attached hereto as Exhibit 12(a)(2).

(3) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 C.F.R. 270.30a-2(b)), attached hereto as Exhibit 12(a)(3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allstate Assurance Company

Separate Account B

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer
and Chief Financial Officer

Date: February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer
and Chief Financial Officer

Date: February 29, 2012